The Frost Group, LLC
4400 Biscayne Boulevard
Miami, Florida  33137

Date:  April 23, 2009

To:	Modigene Inc. 3 Sapir Street Weizmann Science Park Nes-Ziona, Israel 74170

Re:           Credit Agreement

Reference is hereby made to (i) the Credit Agreement (the “Credit Agreement”) dated as of March 25, 2008 among Modigene, Inc. as the borrower (the “Borrower”), and The Frost Group, LLC, as the lender (the “Lender” capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Credit Agreement), and (ii) the Note.

By signing below, the Lender hereby agrees that, effective as of the date hereof:

1.	Notwithstanding anything to the contrary in the Credit Agreement or the Note, the One-Year Anniversary (as defined in the Note) shall be extended and deemed to be May 29, 2009.

2.
The Lender hereby agrees and acknowledges that the Credit Agreement is binding and enforceable against the Lender and that, except for the modifications contained herein, the terms, conditions and provisions of the Credit Agreement and the Note, and any other documents referred to herein or therein, shall continue in full force and effect.

This agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Florida.

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SIGNED:

THE FROST GROUP, LLC

By:        /s/ Steven D. Rubin

Name:   Steven D. Rubin

Title:     Member

MODIGENE, INC.

By:        /s/ Shai Novik

Name:   Shai Novik

Title:     President